UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 21, 2011

Westinghouse Solar, Inc. (Exact name of registrant as specified in its charter)
Delaware	001-33695	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1475 S. Bascom Ave. Suite 101, Campbell, California 95008
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 7, 2011, the Superior Court of California, County of Santa Clara, entered an order (the “Order”) preliminarily approving the proposed settlement of a putative shareholder derivative action pending on behalf of Westinghouse Solar, Inc. (the “Company”) (formerly Akeena Solar, Inc.) captioned Dulgarian v. Cinnamon et al., Case No. 1-10-CV-173351. The Stipulation of Settlement, dated September 1, 2011 (the "Stipulation"), requires the Company to include the notice of proposed settlement of derivative action (the “Notice”) as an exhibit to a Form 8-K filing.

Accordingly, the Company is filing the Notice as Exhibit 99.1 to this report. A copy of the Stipulation is filed as Exhibit 99.2 hereto.

The consolidated complaint alleged claims relating to the period between December 26, 2007 and March 13, 2008, including claims of breaches of fiduciary duty and mismanagement, and claims that the defendants made material misstatements concerning the Company’s products, future revenues, and the terms of a line of credit with Comerica Bank.  The directors of the Company, who are individual defendants in this case, have each denied and continue to deny any breach of duty or violation of law or wrongdoing of any kind with respect to the claims made in the derivative suit, and have made no admission or concession with respect to any claim of fault, liability, wrongdoing, or damage whatsoever in connection with the proposed settlement.

The Stipulation would result in a release of all claims and does not provide for the payment of monetary compensation to shareholders; rather, it provides for certain additions to the Company’s corporate governance policies and procedures and for the payment of plaintiff’s attorneys’ fees and litigation expenses in the amount of $250,000, which will be paid exclusively from the proceeds of the Company's directors and officers liability insurance. The Court has set a settlement hearing date of December 2, 2011 to consider whether to grant final approval of the settlement, as described in the Notice. The settlement is subject to the final approval of the Court.

The foregoing summary of the proposed settlement is qualified in its entirety by the exhibits attached hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Notice of Proposed Settlement of Derivative Action
99.2	Stipulation of Settlement dated September 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2011	WESTINGHOUSE SOLAR, INC.
By: /s/ Margaret R. Randazzo
Margaret R. Randazzo,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Notice of Proposed Settlement of Derivative Action
99.2	Stipulation of Settlement dated September 1, 2011